UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

ALTERNUS CLEAN ENERGY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, Suite 4000

New York, NY 10004

(Address of principal executive offices)  (Zip Code)

(212) 739-0727

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALCE	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On January 21, 2025, Alternus Clean Energy, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”) pursuant to which the Company sold, in a private placement (the “Offering”), unsecured 20% original issue discount promissory notes with an aggregate principal amount of $2,812,500 (the “Notes”). The Purchase Agreement also provides for the issuance of an aggregate of 1,526,058 shares of common stock of the Company, par value $0.0001 per share (the “Shares”) to the Purchasers. The transaction closed on January 23, 2024 (the “Closing Date”).

The aggregate gross proceeds to the Company are expected to be $2,250,000, before deducting placement agent fees and expenses, $580,000 of such proceeds were released on the Closing Date and the remaining amount shall be held in escrow, which will be released to the Company upon the later of: i) filing the registration statement referenced below and ii) the date on which the Company receives a written communication from the Nasdaq Stock Market (“Nasdaq”) that Nasdaq has granted the Company an extension to meet the continued listing requirements of the Nasdaq. If the second disbursement has not occurred within 60 days of the Closing Date, the Escrow Agent shall disburse the funds back to the Purchasers as provided below against cancellation of a proportional portion of each Purchaser’s Note (inclusive of original issue discount). The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes.

Placement Agency Agreement

On January 21, 2025 the Company and Maxim Group LLC (“Maxim”) entered into the placement agency agreement (the “Placement Agency Agreement”) pursuant to which Maxim served as the placement agent in the Offering, pursuant to the terms of a Placement Agency Agreement and received 8% of the gross proceeds of the Offering, and placement agent warrants to purchase up to 76,303 shares of common stock at $0.4059 per share (the “Placement Agent Warrants”) and reimbursement of the legal fees of its counsel of up to $50,000. The Placement Agent Warrants will be exercisable on the six (6) month anniversary of issuance and will expire on the five (5) year anniversary of issuance.

Original Issue Discount Promissory Note

The Notes were issued with an original issue discount of 20%. No interest shall accrue on the Notes unless and until an Event of Default (as defined in the Notes) has occurred, upon which interest shall accrue at a rate of twenty percent (20.0%) per annum. The Notes mature upon the earlier of a) April 23, 2025, b) the date on which the sum of the net proceeds of capital raises subsequent to the issuance date equals or exceeds 200% of the principal amounts due under the Notes, and (c) the closing date of the Company’s next registered offering of securities.

The Notes contain certain Events of Default, including but not limited to (i) the Company’s failure to pay any amount of principal, interest, redemption price or other amounts due under the Notes or any other transaction document, (ii) any default under, redemption of, or acceleration prior to maturity of any indebtedness of the Company, as such term is defined in the transaction documents, (iii) bankruptcy of the Company or its subsidiaries, (iv) a final judgement or judgements for the payment of money in excess of $250,000, which is not discharged or stayed pending appeal within 60 days, and (v) any breach or failure to comply with any provision of the Note or any other transaction document. Upon the occurrence of any Event of Default and at any time thereafter, the Purchasers shall have the right to exercise all of the remedies under the Notes.

The Notes also provide for redemption upon a change of control, as such term is defined under the Notes and mandatory redemption upon the receipt of net proceeds from any offering of equity or debt by the Company.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement with the Purchasers (the “Registration Rights Agreement”), requiring the Company to register the resale by the Purchasers of the Shares. The Company has agreed to file the initial registration statement pursuant to the Registration Rights Agreement with the Securities and Exchange Commission (the “SEC”) within 30 days of the Closing Date, and to use its reasonable best efforts to cause such registration statement to be declared effective by the SEC within 45 days of the Closing Date (or within 60 days of the Closing Date if the SEC notifies the Company that the SEC shall conduct a “full review” such registration statement).

Lock-Up Agreements

Concurrently with the execution of the Purchase Agreement, the directors and executive officers of the Company entered into lock-up agreements (the “Lock-Up Agreements”), pursuant to which they accepted certain restrictions on transfers of shares of common stock held, or to be held, by them for the 30-day period following the effective date of the registration statement required to be filed pursuant to the terms of the Registration Rights Agreement. The Company relied upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act, as amended and the rules and regulations promulgated thereunder, and/or Rule 506 promulgated thereunder.

The foregoing descriptions of the Notes, Placement Agent Warrants, Purchase Agreement, Registration Rights Agreement, Placement Agency Agreement, and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Notes, Placement Agent Warrants, Purchase Agreement, Registration Rights Agreement, Placement Agency Agreement, and the Lock-Up Agreements, forms of which are attached hereto as Exhibit 4.1, 4.2, 10.1, 10.2, 10.3, and 10.4, and are each incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02. The offer, sale and issuance pursuant to the Purchase Agreement of the Notes and the Shares to the Purchasers were made in reliance upon Section 4(a)(2) of the Securities Act, as amended and the rules and regulations promulgated thereunder, and/or Rule 506 promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On January 21, 2025, the Company issued a press release announcing the pricing of the transaction described in Item 1.01 above. On January 23, 2025 the Company issued a press release announcing the closing of the transaction described in Item 1.01 above. A copy of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Form of Note, dated January 21, 2025
4.2	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement dated January 21, 2025 by and between the Company and the Purchasers
10.2	Form of Registration Rights Agreement
10.3	Form of Lock-Up Agreement
10.4	Form of Placement Agency Agreement
99.1	Press Release issued on January 22, 2025
99.2	Press Release issued on January 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2025

ALTERNUS CLEAN ENERGY, INC.

By:	/s/ Vincent Browne
Vincent Browne
Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors

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